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                                                                    EXHIBIT 9(g)

                                                              [FORM]

                              AMENDED AND RESTATED
                                   SCHEDULE A

                                     TO THE
                            ADMINISTRATION AGREEMENT

                                 BY AND BETWEEN
                                 NORTHERN FUNDS

                                      AND
                         SUNSTONE FINANCIAL GROUP, INC.

                            DATED ___________, 1997

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

Growth Equity Fund                                          Tax-Exempt Fund
Income Equity Fund                                          Money Market Fund
Small Cap Fund                                              U.S. Government Money Market Fund
Select Equity Fund                                          International Fixed Income Fund
International Growth Equity Fund                            California Municipal Money Market Fund
International Select Equity Fund                            Stock Index Fund
Technology Fund                                             Florida Intermediate Tax-Exempt Fund
Municipal Money Market Fund                                 Arizona Tax-Exempt Fund
U.S. Government Select Money Market Fund                    California Intermediate Tax-Exempt Fund
Fixed Income Fund                                           California Tax-Exempt Fund
U.S. Government Fund                                        Short-Intermediate U.S. Government Fund
Intermediate Tax-Exempt Fund                                Small Cap Index Fund


All signatures need not appear on the same copy of this Amended and Restated Schedule A.

                                 NORTHERN FUNDS


                                  By:
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                                  Title:
                                        ------------------------------------
                                  Date:
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                                  SUNSTONE FINANCIAL GROUP, INC.

                                  By:
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                                  Title:
                                        ------------------------------------
                                  Date:
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